J.P. MORGAN TRUST II
JPMorgan Equity Index Fund
(the “Fund”)
(All Share Classes)
Supplement dated November 20, 2025
to the current Summary Prospectuses, Prospectuses and
Statement of Additional Information
The Fund is currently classified as a “diversified” fund, but effective December 1, 2025, the Fund is amending its main investment strategy to allow the Fund to invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would to the extent necessary to approximate the composition of the Fund’s index, the S&P 500 Index (the “Index”). As a result, the Fund could operate as a “non‑diversified” fund solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. After this change is implemented, shareholder approval will not be sought if the Fund changes from diversified to non‑diversified status in the future to the extent necessary to approximate the composition of the Index.
Effective December 1, 2025, the following is added as the last paragraph in the “What are the Fund’s main investment strategies?” section in the Summary Prospectuses and Prospectuses:
The Fund is classified as “diversified” under the Investment Company Act of 1940 (1940 Act). However, the Fund may operate as a “non‑diversified” fund, as defined by the 1940 Act, to the approximate extent the S&P 500 Index is non‑diversified. The Fund may, therefore, operate as non‑diversified solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. A non‑diversified fund may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
Effective December 1, 2025, the following is added as a risk in the “The Fund’s Main Investment Risks” section in the Summary Prospectuses and Prospectuses:
Diversification Risk. The Fund is classified as “diversified” under the 1940 Act. However, the Fund may operate as a “non‑diversified” fund, as defined by the 1940 Act, to the approximate extent the S&P 500 Index is non‑diversified. The Fund may, therefore, operate as a non‑diversified fund solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. A non‑diversified fund may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Corresponding changes will also be made for the Fund to the “More About the Funds” section in the Prospectuses.
Effective December 1, 2025, the following is added as the fourth paragraph in the “Investment Policies” section of the Statement of Additional Information:
With respect to the Equity Index Fund’s fundamental policy with respect to diversification, the Fund intends to be diversified (or non‑diversified as applicable) in approximately the same proportion as the S&P 500 Index.
Effective December 1, 2025, the following is added as the third sentence of the paragraph under the “Diversification” section of the Statement of Additional Information:
However, the JPMorgan Equity Index Fund may become “non‑diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP‑DIV‑EI‑1125